UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 22, 2008

Date of report (Date of earliest event reported)

Integrated Device Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12695	94-2669985
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

6024 Silver Creek Valley Road, San Jose, California 95138

(Address of principal executive offices) (Zip Code)

(408) 284-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On October 22, 2008, Umesh Padval was appointed to the board of directors (the “Board”) of Integrated Device Technology, Inc. (“IDT” or the “Company”), effective October 27, 2008.

Mr. Padval will receive the same compensation the Company provides to non-employee independent directors, which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 28, 2008. The Company also intends to enter into an indemnification agreement with Mr. Padval that is substantially similar to the form of indemnification agreement executed by other members of the Board of Directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

On October 22, 2008, the Board adopted and approved, effective October 27, 2008, the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws amend Article I, Sections 1.12, 1.13 and insert a new Section 1.14 to revise and enhance (a) the procedures for stockholders to call special meetings and (b) the advance notice requirements for stockholder proposals of business and director nominations to be considered at stockholder meetings. The amendments revise the foregoing, among other things, to:

•

change the requirement for stockholders to provide advance notice of stockholder proposals or nominations at an annual meeting to provide that such advance notice shall be delivered to the principal executive office of the Company not less than 90 days nor more than 120 days prior to the one year anniversary of the preceding year’s annual meeting, subject to certain conditions;

•

expand the required disclosure for stockholders making proposals or nominations to include, among other things, all ownership interests, hedges, economic incentives and rights to vote any shares of any security of the Company;

•

require stockholders nominating directors to disclose the same information about a proposed director nominee that would be required if the director nominee were submitting a proposal and any material relationships between the stockholder proponents and their affiliates, on the one hand, and the director nominees and their affiliates, on the other hand;

•

expand disclosures regarding proposed business to include a reasonably detailed description of all agreements, arrangements and understandings between proposing persons and other stockholders of the Company in connection with the proposed business;

•

require that any stockholder seeking to call a special meeting must first request that the Board fix a record date for the purpose of determining the stockholders entitled to demand that the Company call such special meeting, and if the Board fails to fix a record date within ten days of such request, provides that the record date will be the 20th day after the Company receives such request;

•

provide that no special meeting of stockholders shall be called unless the holders of a majority of the outstanding shares of the Company’s stock as of the record date timely demand the same in writing and in proper form to the Secretary of the Corporation at its principal executive offices, and to be timely, among other things, a stockholder’s demand to call a special meeting must be delivered to the Company’s principal executive offices not later than 60 days following the record date for such demand as described above; and

•	provide that the Company is not required to call a special meeting of stockholders if certain conditions set forth in amended Article 1.14 are satisfied.

The Amended and Restated Bylaws also amended Article I, Section 1.15 (formerly Section 1.14) to revise and enhance (a) the procedures for stockholders to act by written consent and (b) to afford the Company and its stockholders access to similar information as is provided elsewhere in the Amended and Restated Bylaws in connection with stockholder proposals of business to be considered at stockholder meetings. The amendments revise the foregoing, among other things, to:

•

require that any stockholder seeking to have stockholders take action by written consent must first request that the Board fix a record date for the purpose of determining the stockholders entitled to take such action and if the Board fails to fix a record date within ten days of such request, then the record date shall be first date on which a valid consent is delivered to the Company or the close of business on the date of the Board’s action when such prior action is required by law;

•

expand the required disclosure for stockholders making proposals or nominations to include, among other things, all ownership interests, hedges, economic incentives and rights to vote any shares of any security of the Company; and

•

expand disclosures regarding proposed actions to include a reasonably detailed description of all agreements, arrangements and understandings between proposing persons and other stockholders of the Company in connection with the proposed business.

In addition, the Amended and Restated Bylaws add a new Article IX, Section 9.7 which provides a limitation on any stockholder rights plan established by the Company to a term of one year, unless the stockholder rights plan is approved by a majority of shares cast at a meeting of stockholders.

The Amended and Restated Bylaws also eliminate former Article II, Section 2.3 which contained provisions related to the Board that were originally adopted in connection with the merger completed on September 16, 2005 between IDT and Integrated Circuit Systems, Inc., which amendment was approved by the requisite vote of the Board.

The summary of changes to IDT’s Amended and Restated Bylaws set forth above is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On October 27, 2008, IDT issued a press release announcing the appointment of Umesh Padval to the Board as set forth in Item 5.02 of this Form 8-K. A copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Bylaws of Integrated Device Technology, Inc.

99.1	Press Release dated October 27, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2008

INTEGRATED DEVICE TECHNOLOGY, INC.

By:	/s/ Richard D. Crowley, Jr.
Richard D. Crowley, Jr.
Vice President, Chief Financial Officer
(duly authorized officer)

EXHIBIT INDEX

Exhibit No	Description

3.1	Amended and Restated Bylaws of Integrated Device Technology, Inc.

99.1	Press Release dated October 27, 2008